Supplement Dated December 16, 2025
To the Updating Summary Prospectuses and Prospectuses dated May 1, 2025, for:

Principal ® Benefit Variable Universal Life
Principal ® Benefit Variable Universal Life II
Principal ® Executive Variable Universal Life
Principal ® Executive Variable Universal Life II
Principal ® Executive Variable Universal Life III
Principal ® Flexible Variable Life
Principal ® Variable Universal Life Accumulator
Principal ® Variable Universal Life Accumulator II
Principal ® Variable Universal Life Income
Principal ® Variable Universal Life Income II
Principal ® Variable Universal Life Income IV
Prin Flex Life ®
Principal ® Survivorship Flexible Premium Variable Universal Life

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account
This supplement updates information contained in the Updating Summary Prospectuses and Prospectuses referenced above. Please retain this supplement for future reference.
The following change is made to the name of an underlying mutual fund available under your Contract:
Effective December 1, 2025, the name of the Macquarie VIP Small Cap Value Series Fund is changed to the Nomura VIP Small Cap Value Series Fund.
Additionally, Macquarie Investment Management Global Limited will be removed as a sub-adviser for this fund.

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